UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 31, 2010

AMERICAN PHYSICIANS SERVICE GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

TEXAS	001-31434	75-1458323
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 S. CAPITAL OF TEXAS HIGHWAY

SUITE C-300

AUSTIN, TEXAS 78746

(Address of Principal Executive Offices, Zip Code)

(512) 328-0888

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On August 31, 2010, American Physicians Service Group, Inc. (the “Company”), ProAssurance Corporation (“Parent”) and CA Bridge Corporation, a wholly-owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company (the “Merger”).  As a result of the Merger, Merger Sub will cease to exist, and the Company will survive as a wholly-owned subsidiary of Parent.

At the effective time of the Merger, (i) each outstanding share of common stock of the Company (the “Common Stock”), other than shares owned by the Company, any subsidiary of the Company or by any shareholders who are entitled to and properly exercise appraisal rights under Texas law, will be canceled and converted into the right to receive payment of cash in an amount equal to $32.50, (ii) each stock option issued pursuant to the Company’s 2005 Amended and Restated Incentive and Non-Qualified Stock Option Plan will be converted into the right to receive an amount of cash equal to (x) the total number of shares of Common Stock subject to such stock option multiplied by (y) the amount by which $32.50 exceeds the exercise price per share of Common Stock subject to the option and (iii) each share of deferred stock held in the American Physicians Service Group, Inc. Affiliated Group Deferred Compensation Master Plan will be converted into the right to receive payment of cash in an amount equal to $32.50.

The completion of the Merger is subject to customary conditions, including without limitation, (i) regulatory and APS shareholder approval of the Merger and (ii) the redemption of the Company’s outstanding Series A redeemable preferred stock prior to the record date for the shareholder meeting to be held to vote on the Merger.  The Company has made customary representations and warranties in the Merger Agreement, which expire at the effective time of the Merger, as well as customary covenants.

The Company may not solicit “Acquisition Proposals” (as defined in the Merger Agreement) or, subject to exceptions that permit the Company’s board of directors to take action required by their fiduciary duties, participate in any discussions or negotiations regarding any Acquisition Proposal.

The Merger Agreement may be terminated under certain circumstances, including without limitation, (i) if the Company has authorized, recommended or entered into an agreement to effect an Acquisition Proposal or (ii) if the Company does not or is unwilling or unable to publicly recommend that its shareholders approve and adopt the Merger Agreement.  Upon termination of the Merger Agreement, under certain specified circumstances, the Company will be required to pay a termination fee of $8.5 million to Parent.  Additionally, under certain specified circumstances, Parent will be required to pay the Company a termination fee of $8.5 million.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”).  INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.  Investors and shareholders will be able to obtain copies of the proxy statement and other documents filed by the Company without charge and when available, at the SEC’s website at www.sec.gov or at the Company’s website at www.AMPH.com.  The proxy statement and such other documents may also be obtained without charge and when available, from the Company by directing such request to Mr. Marc Zimmermann, American Physicians Service Group, Inc. 1301 South Capital of Texas Highway, Austin, TX 78746; telephone: (512) 328-0888.

Participants in the Transaction

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transaction. Information concerning the interests of the Company’s directors and officers, which may differ from the interests of shareholders generally, will be set forth in the proxy statement and related documents regarding the transaction to be filed with the SEC.

Item 7.01.

Regulation FD Disclosure

On September 1, 2010, the Company issued a press release announcing that it had entered into the Merger Agreement.  A copy of the press release is attached as Exhibit 99.1 hereto.

We are furnishing Exhibit 99.1 to this Current Report in accordance with Item 7.01.  The exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements in this Current Report and the release furnished as an exhibit hereto that are not historical fact or that convey our view of future business, events or trends are specifically identified as forward-looking statements.  Forward-looking statements are based upon our estimates and anticipation of future events and highlight certain risks and uncertainties that could cause actual results to vary materially from our expected results.  The Company expressly claims the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act, for any forward-looking statements included herein or in the release.

Forward-looking statements represent our outlook only as of the date made.  Except as required by law or regulation, the Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Forward-looking statement are generally identified by words such as, but not limited to, “anticipate,” “believe,” “estimate,” “expect,” “hope,” “hopeful,” “intend,” “may”, “optimistic,” “potential,” preliminary,” project,” “should,” “will,” “predict,” and similar other analogous expressions as they relate to us or our management.  When the Company addresses topics such as liquidity and capital requirements, the value of its investments, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, court actions, legislative actions, payment or performance of obligations under indebtedness, payment of dividends, and other, similar matters, the Company is making forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the SEC.  Such risks include, without limitation, the ability of the parties to the Merger Agreement being able to satisfy the conditions to closing specified therein and other risks that are set forth in “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently completed fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent 10-K.  If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected.  Any forward-looking statements contained in this Current Report and the news release reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among ProAssurance Corporation, CA Bridge Corporation and American Physicians Service Group, Inc., dated August 31, 2010.*

99.1	Press Release issued by American Physicians Service Group, Inc., on September 1, 2010.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) or Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2010

American Physicians Service Group, Inc.

Signed: /s/ Marc J. Zimmermann

Name:   Marc J. Zimmermann

Title:     Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among ProAssurance Corporation, CA Bridge Corporation and American Physicians Service Group, Inc., dated August 31, 2010.*

99.1	Press Release issued by American Physicians Service Group, Inc., on September 1, 2010.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) or Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted to the SEC upon request.